Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes

10. Income Taxes

The Company joins the Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company also has a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate the tax benefits and costs related to such reinsurance. Effectively, these agreements result in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return, adjusted for the reinsurance ceded to ALIC.

The Internal Revenue Service (“IRS”) is currently examining the Allstate Group’s 2011 and 2012 federal income tax returns. The IRS has completed its examination of the Allstate Group’s 2009 and 2010 federal income tax returns and issued a Revenue Agent’s Report on April 15, 2013. The Allstate Group protested certain of the adjustments contained in the report and the case was forwarded to Appeals on June 13, 2013. The IRS has also completed its examinations of the Allstate Group’s federal income tax returns for the years 2005-2008 and a final settlement for those years has been approved by the Joint Committee on Taxation. The Allstate Group’s tax years prior to 2005 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for unrecognized tax benefits as of December 31, 2013, 2012 or 2011, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in thousands)	2013	2012
Deferred assets
Reinsurance recoverables	$497	$—
Other assets	4	—

Total deferred assets	501	—

Deferred liabilities
Unrealized net capital gains	(2,084)	(7,433)
Accrued expenses	(981)	(524)
Other liabilities	—	(33)

Total deferred liabilities	(3,065)	(7,990)

Net deferred liability	$(2,564)	$(7,990)

The components of income tax expense for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Current	$3,902	$4,145	$4,802
Deferred	(77)	128	59

Total income tax expense	$3,825	$4,273	$4,861

The Company paid income taxes of $4.2 million, $4.8 million and $4.4 million in 2013, 2012 and 2011, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2013	2012	2011
Statutory federal income tax rate	35.0%	35.0%	35.0%
Other	—	—	(0.1)

Effective income tax rate	35.0%	35.0%	34.9%